UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2019

SPIRIT REALTY CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland (Spirit Realty Capital, Inc.)	001-36004	20-1676382 (Spirit Realty Capital, Inc.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
 2727 North Harwood Street, Suite 300
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 476-1900
Not Applicable
(Former name or former address, if changed since last report.)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 par value per share	SRC	New York Stock Exchange
6.000% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	SRC-A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On May 9, 2019, Spirit Realty Capital, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”). As of March 14, 2019, the record date for the 2019 Annual Meeting, there were 86,110,804 shares of common shares outstanding and entitled to vote at the 2019 Annual Meeting. The Company solicited proxies for the 2019 Annual Meeting pursuant to Section 14(a) of the Securities Exchange Act of 1934.
At the 2019 Annual Meeting, the shareholders of the Company:

•
elected Jackson Hsieh, Kevin M. Charlton, Todd A. Dunn, Richard I. Gilchrist, Sheli Z. Rosenberg, Thomas D. Senkbeil, Nicholas P. Shepherd, Diana M. Laing and Elizabeth F. Frank to the board of directors of the Company (the "Board");

•	ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

•
approved the Third Amendment to the Amended and Restated Spirit Realty Capital, Inc. and Spirit Realty L.P. Incentive Award Plan (the "Plan") which will increase the number of shares of common stock reserved for issuance under the Plan by 2,300,000 shares; and

•	approved, on an advisory basis, the compensation of the Company's named executive officers.
The results of the matters voted upon at the 2019 Annual Meeting were as follows:
Proposal 1: Election of Directors
Proposal 1 considered at the 2019 Annual Meeting was the election of nine directors to serve on the Board until the 2020 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify.
The director nominees were elected with the following voting results:

Directors	Voted For	Voted Against	Abstentions	Broker Non-Votes
Jackson Hsieh	70,048,314	2,904,121	110,227	6,001,504
Kevin M. Charlton	68,446,835	4,505,866	109,961	6,001,504
Todd A. Dunn	72,197,302	755,194	110,166	6,001,504
Richard I. Gilchrist	69,346,845	3,605,938	109,880	6,001,503
Sheli Z. Rosenberg	68,722,471	4,231,136	109,055	6,001,504
Thomas D. Senkbeil	72,192,592	759,051	111,020	6,001,503
Nicholas P. Shepherd	71,652,728	1,297,002	112,933	6,001,503
Diana M. Laing	72,428,310	525,970	108,383	6,001,503
Elizabeth F. Frank	72,804,952	146,594	111,117	6,001,503
Proposal 2: Ratification of the selection of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the year ended December 31, 2019

Proposal 2	Voted For	Voted Against	Abstentions	Broker Non-Votes
Ratification of Ernst & Young	78,824,187	105,430	134,549	---
Proposal 3: Approval of the Third Amendment to the Plan which will increase the number of common stock reserved for issuance under the Plan by 2,300,000 shares

Proposal 3	Voted For	Voted Against	Abstentions	Broker Non-Votes
Approval of the Third Amendment to the Plan	54,880,597	17,898,536	283,529	6,001,504

Proposal 4: Advisory vote to approve the compensation of the Company's named executive officers

Proposal 4	Voted For	Voted Against	Abstentions	Broker Non-Votes
Approval, on an Advisory Basis, of the Compensation of the Named Executive Officers	39,254,549	32,008,761	1,799,351	6,001,505

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT REALTY CAPITAL, INC.

Date: May 10, 2019	By:	/s/ Jay Young
Jay Young Executive Vice President, General Counsel and Secretary